Exhibit 99

NEWS RELEASE

CONTACT:
Bob Aronson
Vice President, Investor Relations
800-579-2302
(baronson@stagestores.com)

Stage Stores Reports Comparable Sales Increased 6.5% in November/December and Raises Guidance

HOUSTON, TX, January 8, 2015 - Stage Stores, Inc. (NYSE: SSI) today reported holiday comparable sales of 6.5% for the nine week period ending January 3, 2015.

Michael Glazer, President and Chief Executive Officer, commented, “We are very pleased with our holiday sales and margin performance. Footwear, women’s and cosmetics categories were especially strong. Our customers responded well to our holiday assortments, marketing, promotions and strategic initiatives in stores and in our direct-to-consumer business. In light of our strong holiday sales, we now expect EPS from continuing operations for the fiscal year to be $1.14 to $1.18.”

The Company plans to report its fourth quarter and full year results on March 3, 2015.

About Stage Stores
Stage Stores, Inc. operates 858 specialty department stores located in 40 states under the BEALLS, GOODY'S, PALAIS ROYAL, PEEBLES and STAGE nameplates and a direct-to-consumer channel. The Company’s stores, which operate primarily in small and mid-sized towns and communities, offer moderately priced, nationally recognized brand name and private label apparel, accessories, cosmetics, footwear and home goods for the entire family. The Company’s direct-to-consumer channel includes its e-commerce website and Send program. Its e-commerce website features assortments of merchandise similar to that found in its stores, as well as products available exclusively online. The Send program allows customers in the stores to have merchandise shipped directly to their homes if the merchandise is not available in the local store. For more information about Stage Stores, visit the Company’s website at www.stagestoresinc.com.

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Stage Stores Reports
November/December Sales
Page - 2

Caution Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, economic conditions, cost and availability of goods, inability to successfully execute strategic initiatives, competitive pressures, economic pressures on the Company and its customers, freight costs, the risks discussed in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”), and other factors discussed from time to time in the Company’s other SEC filings. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the Company makes on related subjects in its public announcements and SEC filings.

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